UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2015

NORTHSTAR HEALTHCARE INCOME, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	000-55190 (Commission File Number)	27-3663988 (IRS Employer Identification No.)
399 Park Avenue, 18th Floor, New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)
(212) 547-2600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 1, 2015, NorthStar Healthcare Income, Inc. (the “Company”) completed the acquisition (the “Acquisition”) of a $639.3 million continuing care retirement communities (“CCRCs”) portfolio, subject to certain purchase price credits (the “Fountains Portfolio”) from subsidiaries of Fountains Senior Living Holdings, LLC, an investment vehicle sponsored by Arcapita (the “Seller”), including nine rental CCRCs (the “Rental Properties”), six entrance fee CCRCs (the “Entrance Fee Properties”) and one property in which the Company holds a remainder interest in 23 condominium units (the “Remainder Interest Property”), with approximately 3,637 units located in 11 states with the largest concentrations in New York, California, Florida and Michigan. In connection with the Acquisition, the Entrance Fee Properties were purchased by wholly-owned subsidiaries of the Company and were leased to affiliates of The Freshwater Group, Inc. (“Freshwater”) pursuant to a master net lease. The Rental Properties and the Remainder Interest Property were purchased by a joint venture (the “Joint Venture”) between a subsidiary of the Company and an affiliate of Freshwater, which own 97% and 3%, respectively, of the ownership interests in the Joint Venture. The Rental Properties are operated by an affiliate of Freshwater pursuant to long-term management agreements under a RIDEA structure. This Amendment No. 1 to the Form 8-K is being filed to provide additional financial information in connection with the Acquisition.
Item 9.01 Financial Statements and Exhibits.
The Form 8-K is hereby amended to include the following financial information.

(a)	Financial Statements of Businesses Acquired.

Audited consolidated financial statements of Fountains Senior Living Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2014 and independent auditor’s report are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

Unaudited condensed consolidated financial statements of Fountains Senior Living Holdings, LLC and Subsidiaries as of and for the three months ended March 31, 2015 and 2014 are attached as Exhibit 99.2 hereto and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited consolidated financial statements of Fountains Senior Living Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2014
99.2	Unaudited condensed consolidated financial statements of Fountains Senior Living Holdings, LLC and Subsidiaries as of and for the three months ended March 31, 2015 and 2014
99.3	Pro forma financial information of NorthStar Healthcare Income, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: August 14, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited consolidated financial statements of Fountains Senior Living Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2014
99.2	Unaudited condensed consolidated financial statements of Fountains Senior Living Holdings, LLC and Subsidiaries as of and for the three months ended March 31, 2015 and 2014
99.3	Pro forma financial information of NorthStar Healthcare Income, Inc.